SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of event reported: November 15, 2000
                        Date of Report: November 16, 2000



                              NXGEN NETWORKS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                       000-28427                870621120
-------------------------------- ----------------------- -----------------------
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
     incorporation)                                       Identification Number)

            17000 LINCOLN STREET, SUITE 1920, DENVER, COLORADO 80203
            --------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 303-839-9143


 GLOBAL TECH CENTER, DON JUAN ROAD, P.O. BOX 218, HERTFORD, NORTH CAROLINA 27944
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective November 15, 2000, NxGen Networks, Inc. ("NxGen") engaged Ernst & Young, LLP as NxGen's principal accountants to audit NxGen's financial statements for the years ending December 31, 1999 and 2000. Ernst & Young, LLP replaces Andersen, Andersen & Strong, L.C. who had previously been engaged for the same purpose, and whose dismissal was effective November 15, 2000. The decision to change NxGen's principal accountants was approved by NxGen's Board of Directors on September 6, 2000.

Andersen Andersen & Strong, L.C. was NxGen's principal accountant since October 1998. The reports of Andersen, Andersen & Strong, L.C. on NxGen's financial statements for the fiscal year ended December 31, 1998 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The report of Andersen Andersen & Strong, L.C. covering the period ended December 31, 1998 contains an explanatory paragraph that states that NxGen has been in the development stage since its inception and has suffered recurring losses from operations and will need additional working capital for any future activity, which raises substantial doubt about its ability to continue as a going concern.

During NxGen's fiscal year ended December 31, 1998, and in the subsequent interim periods through June 30, 2000, there were no disagreements with Andersen Andersen & Strong, L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen Andersen & Strong, L.C., would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

Andersen Andersen & Strong, L.C. has not informed NxGen of any reportable events during NxGen's fiscal year ended December 31, 1998 and in subsequent interim periods through June 30, 2000.

NxGen has provided Andersen Andersen & Strong, L.C. with a copy of the disclosures made herein and has requested Andersen Andersen & Strong, L.C. to furnish a letter addressed to the Securities and Exchange Commission within the next 10 days stating whether it agrees with the above statements. An unexecuted, form copy of this letter is filed as Exhibit 16 to this Form 8-K.


ITEM 5.  OTHER EVENTS

Not Applicable

ITEM 6. RESIGNATION OF DIRECTORS

Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

 (a) Financial Statements -         Not Applicable

 (b) Exhibits

     Exhibit 16 Form of Letter of Andersen Andersen & Strong, L.C. to the SEC stating Andersen's concurrence with the foregoing disclosure*

     *An executed letter will be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


NXGEN NETWORKS, INC.

/s/ Ralph Proceviat
------------------------
Ralph Proceviat
Chief Financial Officer

Dated: November 16, 2000